EXHIBIT 16.1

HEIN                                    Hein & Associates LLP    www.heincpa.com
                                        1999 Broadway             p 303.298.9600
                                        Suite 4000                f 303.298.8118
                                        Denver, Colorado 80202











February 8, 2012



Securities and Exchange Commission
Washington, D.C.  20549


Commissioners:

We have read Rancher Energy Corporation's statements included under Item 4.01 of its Form 8-K filed on February 8, 2012 and we agree with such statements concerning our Firm.



/s/ Hein & Associates LLP

Hein & Associates LLP